SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                           THE SECURITIES ACT OF 1934



--------------------------------------------------------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 17, 2004


--------------------------------------------------------------------------------




                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)




                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

         On August 17, 2004, the Registrant issued the following press release concerning the election of new board members.

News from
[OBJECT OMITTED]
FOR IMMEDIATE RELEASE
                                 Contacts: Kris Matula, Executive Vice President
                                                     and Chief Financial Officer
                                                                    901-320-8588
                                                                 Gordon Mitchell
                                                      Investor Relations Manager
                                                                    901-320-8256
                                                       Website:  www.bkitech.com
BUCKEYE ANNOUNCES NEW BOARD MEMBERS

MEMPHIS, TN August 17, 2004 - Buckeye Technologies Inc. (NYSE:BKI) today announced that Katherine Buckman Davis and John B. Crowe have been elected to serve as Directors of the Company. The size of the Buckeye Board of Directors has been increased from seven persons to nine.

Katherine Buckman Davis is Chairman of the Board of Bulab Holdings, Inc., parent company of Buckman Laboratories. She is a native of Memphis, Tennessee and received an undergraduate degree from Duke University, as well as a Law degree and an MBA from Emory University. Prior to joining Buckman Laboratories, Ms. Buckman Davis worked as an analyst for Citicorp and at the law firm of Smith, Gambrell & Russell as an associate in mergers and acquisitions. She joined Buckman Laboratories in 1993 as Vice President, Legal and Corporate Secretary and was made Chairman of the Board in 2000.

Ms. Buckman Davis has been active in a number of community service organizations, including the United Way of the Mid-South, The Assisi Foundation, and Girls, Inc.

John B. Crowe is President and Chief Operating Officer of Buckeye Technologies. He is a graduate of Florida State University with a Masters degree in Mathematics. Following military service as an officer and pilot in the United States Air Force, Mr. Crowe began his career in manufacturing with Procter & Gamble and held numerous positions between 1979 and 1992. Prior to joining Buckeye Technologies, he was Executive Vice President and General Manager at Alabama River Pulp and Alabama Pine Pulp Operations and was Vice President and Site Manager of Flint River Operations, a subsidiary of the Weyerhaeuser Company.

Mr. Crowe presently serves on the Board of Directors of the United Way of the Mid-South and on the Board of Governors of the National Council for Air and Stream Improvement, Inc.

Buckeye, a leading manufacturer and marketer of specialty fiber and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                            /S/ KRISTOPHER J. MATULA
                            --------------------------------------
                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer August 17, 2004